SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2004

                                AZCO Mining, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)



        Delaware                      0-20430                   84-1094315
        --------                      -------                   ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


7239 El Mirage Road, Glendale, AZ                                 85307
---------------------------------                                 -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (623) 935-0774
                                                     --------------


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ITEM 1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

None.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

None.

ITEM 3.  BANKRUPTCY  OR  RECEIVERSHIP.

None.


ITEM 4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On February 13, 2003, James E. Raftery, Certified Public Accountant P.C. ("Mr. Raftery") resigned as the independent accountant for Azco Mining Inc. ("the Company").

Mr. Raftery was unable to issue a final audit report for the Company, for the period ended June 30, 2003, due to the fact that he had not received final approval from the Public Accounting Oversight Board to audit publicly traded companies. Mr. Raftery did not issue any reports on the Company's financial statements during the period of his engagement.

During the period of Mr. Raftery's engagement and through the date of his resignation, there were no disagreements with Mr. Raftery on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements(s), if not resolved to the satisfaction of Mr. Raftery, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his reports.

Pursuant to Item 304 (a) (3) of Regulation S-K, the Company has requested that Mr. Raftery provide a letter addressed to the Securities & Exchange Commission stating whether or not Mr. Raftery agrees with the above statements. A copy of the letter dated March 25, 2004 is filed as Exhibit 16 to this Form 8-K/A.

Pursuant to Item 304 (a) (2) of Regulation S-K, the Company, effective February 14, 2004, engaged Semple & Cooper, LLP, located at 2700 North Central Avenue, Ninth Floor, Phoenix, AZ 85004, as the principal accountant to audit the Company's financial statements. The Company's board of directors recommended and approved the decision to change accountants. During the Company's previous two most recent fiscal years ended June 30, 2002 and June 30, 2003, as well as the subsequent interim period from July 1, 2003 through February 13, 2004, prior to engaging Semple & Cooper, LLP, the Company (or someone on its behalf) has not consulted Semple & Cooper, LLP, regarding the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements.


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ITEM 5. OTHER EVENTS.

None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTOR'S

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

None.

ITEM 8. CHANGE IN FISCAL YEAR.

None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AZCO MINING, INC.


                                        /s/  W. Pierce Carson
                                        ----------------------------------------
                                        W. Pierce Carson, President and CEO

Dated:  March 25, 2004



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